SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential,  for Use of the  Commission  Only  (as  permitted  by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[X] Soliciting  Material  Pursuant  to  Section   240.14a-11(c)  or  Section
    240.14a-12

                             USAA State Tax-Free Trust
               (Name of Registrant as Specified In Its Charter)
       _________________________________________________________________
                   (Name of Person(s) Filing Proxy Statement,
                         if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)  Title of each class of securities to which transaction applies:
    ___________________________________________________________________________

2)  Aggregate number of securities to which transaction applies:
    ___________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
    ___________________________________________________________________________

4)  Proposed maximum aggregate value of transaction:
    ___________________________________________________________________________

5)  Total fees paid:
    ___________________________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount Previously Paid:
    ___________________________________________________________________________

2)  Form, Schedule or Registration Statement No.:
    ___________________________________________________________________________

3)  Filing Party:
    ___________________________________________________________________________

4)  Date Filed:
    ___________________________________________________________________________

                                                FINAL - APPROVED APRIL 24, 2001

                                                                   CONFIDENTIAL
                                                          FOR INTERNAL USE ONLY
                                                              DO NOT DISTRIBUTE


                            2001 PROXY SOLICITATION


                 Q&A FOR USE BETWEEN APRIL 27 AND MAY 25, 2001

ON BEHALF OF THE USAA FAMILY OF FUNDS, THE FUNDS' BOARD OF DIRECTORS WILL BE SOLICITING USAA FUND SHAREHOLDERS ON SEVERAL IMPORTANT MATTERS. USAA INVESTMENT MANAGEMENT COMPANY IS ALSO PARTICIPATING IN THIS SOLICITATION.

INVESTORS SHOULD READ THE PROXY STATEMENT WHEN IT IS AVAILABLE BECAUSE IT CONTAINS IMPORTANT INFORMATION. INVESTORS MAY OBTAIN THE PROXY STATEMENT, AND ANY OTHER RELEVANT DOCUMENTS, FOR FREE AT THE SEC'S WEB SITE, WWW.SEC.GOV.

*    WHAT IS THIS PROXY ALL ABOUT?

     The Funds' Board of Directors has authorized the calling of a shareholder meeting to vote on a number of proposals. Although the proxy statement has not been released yet, I can give you some limited information on its contents. I can tell you the proposals include the following:

     *    An election of the Funds' Board of Directors.
     * A vote to approve the amendment or elimination of certain of the Funds' investment restrictions to allow greater flexibility in the Funds' investment options.
     * A vote to approve the modification of the Gold Fund's concentration policy to permit greater investment in precious metals and minerals other than gold.
     * A vote to approve New Advisory Agreements with IMCO for each fund, other than the USAA index funds, as a broader initiative to restructure the service and fee arrangements for these funds with IMCO and other USAA companies.
     * A vote to approve a sub-advisory agreement between IMCO and Deutsche Asset Management, Inc. for the S&P 500 Index Fund, and to permit IMCO to change the Fund's sub-advisers in the future without obtaining shareholder approval.

     You will receive a copy of the proxy statement within a week or two after Memorial Day. Please read the proxy statement as it contains important information about these proposals and your Funds. It is important that shareholders vote on these matters.

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     If any  members of the media  call,  please  forward all such calls to Tom
     Honeycutt in Public Affairs at 498-0910.

     Only if a shareholder has further questions, please forward such call to Cheryl Scheer in IMCO Investment Sales & Service at 456-7051.


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